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                                                                EXHIBIT 1(a)




                            DEALER MANAGER AGREEMENT



                                                                          , 1997




MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED
SMITH BARNEY INC.
c/o Merrill Lynch & Co.
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1329


Ladies and Gentlemen:

          General Motors Capital Trust D (the "Series D Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12 of the Delaware Code, 12 Del. C.
Section 3801 et. seq.), pursuant to the Amended and Restated Declaration of Trust, to be dated as of the Exchange Date (as defined herein) (the "Series D Declaration"), among General Motors Corporation (the "Company"), as sponsor, Wilmington Trust Company, as institutional trustee (the "Series D Institutional Trustee"), Wilmington Trust Company (Delaware), as Delaware trustee (the "Series D Delaware Trustee"), and the other trustees specified therein, as regular trustees (the "Series D Regular Trustees" and together with the Series D Institutional Trustee and the Series D Delaware Trustee, the "Series D Trustees"), and the holders from time to time of undivided beneficial ownership interests in the assets of the Series D Trust, proposes to issue its % Trust Originated Preferred Securities (" % TOPrS(SM)"), (the "Series D Preferred Securities"), in exchange for up to 5,462,917



__________________________________

(SM)      "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

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depositary shares, each representing one-fourth of a share of the Company's
Series D 7.92% Preference Stock, par value $0.10 per share (the "Series D Target Securities"). In addition, General Motors Capital Trust G (the "Series G Trust", a statutory business trust organized under the Delaware Act, pursuant to the Amended and Restated Declaration of Trust, to be dated as of the Exchange Date (as defined herein) (the "Series G Declaration"), among the Company, as sponsor, Wilmington Trust Company, as institutional trustee (the "Series G Institutional Trustee"), Wilmington Trust Company, as Delaware trustee (the "Series G Delaware Trustee"), and the other trustees specified therein, as regular trustees (the "Series G Regular Trustees" and, together with the Series G Institutional Trustee and the Series G Delaware Trustee, the "Series G Trustees"), and the holders from time to time of undivided beneficial ownership interests in the assets of the Series G Trust, proposes to issue its
% Trust Originated Preferred Securities ("   % TOPrS(SM)")(the "Series G
Preferred Securities"), in exchange for up to 9,071,910 depositary shares, each representing one-fourth of a share of the Company's Series G 9.12% Preference Stock, par value $0.10 per share (the "Series G Target Securities"). As used in this agreement, the Series D Trust and the Series G Trust are referred to collectively as the "Trusts", the Series D Declaration and the Series G Declaration are referred to collectively as the "Declarations", the Series D Institutional Trustee and the Series G Institutional Trustee are referred to collectively as the "Institutional Trustees", the Series D Delaware Trustee and the Series G Delaware Trustee are referred to collectively as the "Delaware Trustees", the Series D Regular Trustees and the Series G Regular Trustees are referred to collectively as the "Regular Trustees", the Institutional Trustees, Delaware Trustees and Regular Trustees are referred to collectively as the "Trustees", the Series D Preferred Securities and the Series G Preferred Securities are referred to collectively as the "Preferred Securities", and the Series D Target Securities and the Series G Target Securities are referred to collec- tively as the "Target Securities." The Preferred Securities will be guaranteed (the "Guarantees") by the Company to the extent described in the Prospectus (as hereinafter defined). The exchange offers described above are herein referred to as the "Exchange Offers" and any exchange of Preferred Securities for Target Securities pursuant to the Exchange Offers is herein referred to as an "Exchange". In connection with the Exchange Offers, the




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Company will deposit in the Series D Trust as trust assets its    % Junior
Subordinated Deferrable Interest Debentures, Series D, due [   ], 2012 (the
"Series D Debentures") and will deposit in the Series G Trust as trust assets
its    % Junior Subordinated Deferrable Interest Debentures, Series G, due [
], 2012 (the "Series G Debentures" and, collectively with the Series D Debentures, the "Debentures"), as set forth in the Prospectus, to be issued
pursuant to an Indenture (the "Indenture"), dated [             ], between the
Company and Wilmington Trust Company, as trustee (the "Indenture Trustee").

          Each of the Company and each of the Trusts hereby confirms its agreement with Merrill Lynch & Co. ("Merrill Lynch") and Smith Barney Inc. (the "Dealer Managers") as follows:

          1. Registration Statement, Prospectus and Offering Materials. The Company and the Trusts have prepared and filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder (the "Securities Act Regulations"), a registration statement on Form S-4 covering the registration of the Preferred Securities, the Guarantees and the Debentures, including the final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto and any documents incorporated by reference therein, as amended at the time it becomes effective or as thereafter amended or supplemented from time to time, is herein called the "Registration Statement". The final prospectus included in the Registration Statement (including any documents incorporated in the prospectus by reference) is herein called the "Prospectus", except that if the final prospectus furnished to the Dealer Managers for use in connection with the Exchange Offers differs from the prospectus set forth in the Registration Statement (whether or not such prospectus is required to be filed pursuant to Rule 424 (b)), the term "Prospectus" shall refer to the final prospectus furnished to the Dealer Managers for such use. The terms "supplement" and "amendment" or "amend" as used herein with respect to the Prospectus shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus and






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prior to the termination of the Exchange Offers by the Company and the Trusts
with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act").

          The Registration Statement, Prospectus and the related letters from the Dealer Managers to securities brokers, dealers, commercial banks, trust companies and other nominees, letters to beneficial owners of Target Securities, letters of transmittal (the "Letters of Transmittal"), notices of guaranteed delivery (the "Notices of Guaranteed Delivery"), the Issuer Tender Offer Statement on Schedule 13E-4 and any newspaper announcements, press releases and other offering materials and information the Company may use or prepare, approve or authorize for use in connection with the Exchange Offers, as amended or supplemented from time to time, are herein collectively referred to as the "Offering Materials".

          2.       Exchange Offers; Agreement to Act as Dealer Managers. (a)
The Company and the Trusts intend to commence the Exchange Offers as soon as practicable after the Registration Statement becomes effective under the Securities Act by publicly announcing their commencement and by mailing, or causing to be mailed on its behalf, copies of the Prospectus, the related Letter or Letters of Transmittal and such of the other Offering Materials as is required or as the Company and the Trusts elect to each holder of Target Securities (the date of the commencement of such distribution being herein called the "Commencement Date").

          (b) The Company hereby appoints you as Dealer Managers and authorizes you to act on behalf of it and the Trusts in connection with this Agreement and the terms of the Exchange Offers. As Dealer Managers, you agree, in accordance with the Offering Materials and otherwise in accordance with customary practice, to perform those services in connection with the Exchange Offers as are customarily performed by investment banking concerns in connection with issuer exchange offers of like nature, including, but not limited to, soliciting tenders pursuant to the Exchange Offers and communicating generally regarding the Exchange Offers with brokers, dealers, commercial banks and trust companies and other persons, including the holders of Target Securities. You further agree to be






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regarded as the broker-dealers that are making the Exchange Offers on behalf of the Company and the Trusts to holders of Target Securities in any state of the United States in which it is required that such offers be made by or through a registered or licensed broker-dealer, and you represent that you are registered or licensed as broker-dealers in each of such states.

          (c) The Company acknowledges and agrees that you have been retained to act solely as Dealer Managers in connection with the Exchange Offers. In such capacity, you shall act as independent contractors, and any of your duties arising out of your engagement pursuant to this Agreement shall be owed solely to the Company and the Trusts.

          (d) The Company further authorizes you to communicate with The First National Bank of Boston, in its capacity as exchange agent (the "Exchange Agent"), and with Georgeson & Company Inc., in its capacity as information agent (the "Information Agent"), with respect to matters relating to the Exchange Offers.

          (e) The Company agrees to use reasonable best efforts to (i) provide you for your use in connection with the Exchange Offers any cards, lists or other records the Company or its agents maintain showing the names and addresses of, and the numbers of Target Securities held by, the holders of Target Securities as of a recent date, (ii) provide other information in its possession concerning the holders of Target Securities reasonably requested by you in connection with the Exchange Offers and (iii) cause you to be advised each business day during the period of the Exchange Offers as to any transfers of record of Target Securities known to the Company, the Exchange Agent or the Information Agent.

          (f) The Company agrees to furnish you at its expense with as many copies as you may reasonably request of the Offering Materials and all other related materials, filed by the Company and the Trusts with the Commission or otherwise authorized by the Company for use in connection with the Exchange Offers, as such materials may be amended, modified or supplemented from time to time. The Offering Materials have been or will be prepared and approved by, and are the sole responsibility of, the Company and the Trusts, and the Company and the Trusts authorize you to use





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the Offering Materials in connection with the Exchange Offers in accordance herewith and subject to the terms and conditions described in the Offering Materials. You agree that you shall not disseminate to customers or Soliciting Dealers (as hereinafter defined) or otherwise use any materials in connection with the solicitation of tenders other than the Offering Materials and such other materials, if any, as the Company and its counsel may approve in advance of any dissemination or use by you. You shall have no obligation to cause copies of the Offering Materials to be transmitted generally to the holders of Target Securities.

          3. Compensation. (a) The Company hereby agrees to pay to the Dealer Managers for services rendered and to be rendered by them in connection with the Exchange Offers a fee (the "Management Fee") in the aggregate equal to $0.125 per Depositary Share of the Target Securities validly tendered and accepted for exchange pursuant to the Exchange Offers. The Management Fee shall be paid only if the Exchange Offers are consummated, and shall be paid within one week after the consummation of the Exchange Offers.

          (b) The Company agrees to pay to any Soliciting Dealer (as defined below) a solicitation fee of $0.50 per Depositary Share of Target Securities (except that in the case of transactions equal to or exceeding 10,000 Depositary Shares of Target Securities of any given series, the Company will pay a solicitation fee of $0.25 per Depositary Share) for Target Securities tendered and accepted for Exchange pursuant to either of the Exchange Offers, provided that such Target Securities are covered by a Letter of Transmittal which properly designates, as having solicited and obtained the tender, the name of
(i) any dealer or broker in securities, including any Dealer Manager in its capacity as a dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. ("NASD"),
(ii) any foreign dealer or broker not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States as if it were an NASD member, or (iii) any bank or trust company, any one of which has solicited and obtained the tender of Target Securities pursuant to the Exchange Offers (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a






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Soliciting Dealer in respect of Target Securities beneficially owned by such
Soliciting Dealer or registered in the name of such Soliciting Dealer unless such Target Securities are held by such Soliciting Dealer as nominee and such Target Securities are being tendered for the benefit of one or more beneficial owners identified on the applicable Letter of Transmittal. No such fee shall be payable to a Soliciting Dealer (i) with respect to the tender of Target Securities by a holder unless the applicable Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such, (ii) with respect to a tender by the holder of record, for the benefit of the beneficial owner, of Target Securities unless such beneficial owner has designated such Soliciting Dealer as such, (iii) unless the Soliciting Dealer returns a properly completed Notice of Solicited Tenders to the Exchange Agent within three (3) trading days after the expiration of the applicable Exchange Offer or (iv) to the extent such Soliciting Dealer is required for any reason to transfer the amount of such fee to any person (other than itself). No Soliciting Dealer shall be deemed to be the agent of the Company or the Trusts. Neither the Company nor the Trusts shall be deemed to be (i) an agent of any Soliciting Dealer including any Dealer Manager in its capacity as a Soliciting Dealer, or (ii) an agent of any Dealer Manager in its capacity as Dealer Manager.

          4. Expenses, Reimbursement. The Company agrees to reimburse the Dealer Managers through Merrill Lynch for up to $100,000 of their reasonable out-of-pocket expenses incurred in connection with the Exchange Offers, including, without limitation, the reasonable fees and expenses of a single law firm acting as legal counsel for the Dealer Managers. The Dealer Managers, through Merrill Lynch, will provide to the Company documentation with reasonable detail in connection with and at the time of their request for reimbursement of such expenses.

          5. Certain Covenants of the Trusts and the Company. Each of the Company and each of the Trusts covenants jointly and severally with the Dealer
Managers:

          (a) To use reasonable efforts to notify the Dealer Managers as soon as practicable and, if requested by the Dealer Managers, will confirm the notice in writing, (i) when the Registration Statement and any post-effective amendment to the Registration Statement shall have become







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effective, or any supplement to the Prospectus or any amended Prospectus or any amended or additional Offering Materials shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Exchange Offers,
(iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or the other Offering Materials or for additional information relating to the Exchange Offers and (iv) of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or (B) the issuance by the Commission of any order preventing or suspending the use of any of the Offering Materials or (C) the suspension of the qualification of the Preferred Securities for offering or sale in connection with the Exchange Offers in any jurisdiction or (D) the institution or threatening of any proceedings for any of such purposes or (E) the occurrence of any event which reasonably could cause the Company or either Trust to withdraw, rescind, terminate or modify the Exchange Offers or would permit the Company or the Trusts to exercise any right not to accept the Target Securities tendered pursuant to the Exchange Offers. The Company and the Trusts will make every reasonable effort to prevent the issuance of any such stop order, the issuance of any order preventing or suspending such use and the suspension of any such qualification and, if any such order is issued or qualification suspended, to obtain the lifting of such order or suspension at the earliest practicable time.

          (b) Prior to the termination of the Exchange Offers, before amending or supplementing the Registration Statement or the Prospectus, to furnish copies of drafts to, and consult with, the Dealer Managers and their counsel within a reasonable time in advance of filing with the Commission of any amendment or supplement to the Registration Statement, the Prospectus or the other Offering Materials. Neither the Company nor the Trusts shall file any such amendment or supplement to which the Dealer Managers shall reasonably object in writing; provided, however, that the foregoing shall not apply to any of the Company's filings with the Commission required to be filed pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and the Company will deliver copies of such filings to the Dealer Managers promptly after being transmitted for filing with the Commission.






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          (c)      To make available to the Dealer Managers, without charge, a signed copy of the Registration Statement, all amendments thereto and any other filing with the Commission in connection with the Exchange Offers, whether filed before or after the Registration Statement becomes effective.

          (d) To furnish promptly to the Dealer Managers, without charge, as soon as the Registration Statement shall have become effective and during the period mentioned in the second sentence of paragraph (e) below such number of copies of the Prospectus and the other Offering Materials (as supplemented or amended) as the Dealer Managers may reasonably request and to cause all amendments and supplements filed with the Commission to be distributed to holders of Target Securities as may be required by the Securities Act and the Exchange Act.

          (e) To comply in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the Offering Materials, the Exchange Offers and the transactions contemplated hereby and thereby, as applicable. If at any time when the Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with any solicitation or Exchange any event shall occur or condition shall exist as a result of which it is necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials in order that the Prospectus or such other Offering Materials will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Prospectus or such other Offering Materials, in the light of the circumstances under which they were made, not misleading or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or any other Offering Materials to comply with the requirements of the Securities Act or the Exchange Act, the Company and the Trusts will promptly prepare, file with the Commission, subject to Section 5(b) of this Agreement, and furnish, at its own expense, to the Dealer Managers and to the dealers (whose names and address will be furnished to the Company by the Dealer Managers) to which Preferred Securities may have been exchanged, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus or







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such other Offering Materials comply with such requirements.

          (f) To endeavor, in cooperation with the Dealer Managers, to qualify the Preferred Securities for offering and sale in connection with the Exchange Offers under the applicable securities or Blue Sky laws of such jurisdictions as the Company and the Trusts may elect and to maintain such qualifications in effect for such time as may be required for the consummation of the Exchange Offers; provided, however, that neither the Company nor the Trusts shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject; provided, further, that the Dealer Managers shall not be obligated to solicit tenders in jurisdictions where the Preferred Securities are not qualified for offer and sale. The Company and the Trusts will file such statements and reports as may be required by the laws of each jurisdiction in which the Preferred Securities have been qualified as above provided.

          (g) In the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

          (h) To use its reasonable best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange, Inc. (the "NYSE"), subject to official notice of issuance, as soon as practicable prior to the Exchange Date.

          (i) To timely file any report or other document required to be filed by the Company or the Trusts with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act during the period of time referred to in the second sentence of Section 5(e) hereof.







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          (j)      Subject to Section 4 of this Agreement, to pay all costs and expenses incurred in connection with the performance of its obligations in connection with this Agreement and the Solicitations including, without limitation, (i) the preparation, printing and filing of the Registration Statement, as originally filed and as amended, the preliminary prospectuses, the Prospectus and the other Offering Materials and any amendments or supplements to any of the foregoing, and the cost of furnishing copies thereof to the Dealer Managers, (ii) the preparation and distribution of this Agreement and any Blue Sky surveys and the printing of certificates for the Preferred Securities, (iii) the distribution of the Offering Materials to the holders of the Target Securities, (iv) the fees and disbursements of counsel to the Company and the Trusts, and the Company's and the Trusts' accountants, (v) the qualification of the Preferred Securities under the applicable securities laws in accordance with
Section 5(f) of this Agreement, (vi) the fees and expenses of the Trustees, the Indenture Trustee, the trustee under the Guarantees (the "Guarantee Trustee"), the Information Agent and the Exchange Agent and (vii) all other costs and expenses incident to the Solicitations incurred by the Trusts and the Company and its subsidiaries. The Company agrees to pay all of the aforementioned costs and expenses whether or not either Exchange Offer is consummated.

          (k) To advise or cause the Exchange Agent to advise the Dealer Managers at 5:00 P.M., New York City time, or as promptly as practicable thereafter, daily, by telephone or facsimile transmission, as of 4:00 P.M. on such day with respect to Target Securities tendered as follows:

               (i) the number of shares of Target Securities validly tendered represented by certificates physically held by the Exchange Agent (or for which the Exchange Agent has received confirmation of receipt of book-entry transfer of such Target Securities into the Exchange Agent's account at a Depository Institution (as defined in the Prospectus) pursuant to the procedures set forth in the Exchange Offers) on such day;

               (ii) the number of shares of Target Securities represented by Notices of Guaranteed Delivery on such day;






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               (iii)  the number of shares of Target Securities properly
withdrawn on such day;

               (iv) the cumulative number of shares of Target Securities in categories (i) through (iii) above.

          On the day following such oral communication, the Company shall furnish or cause the Exchange Agent to furnish to the Dealer Managers a written report confirming the above information which has been communicated orally. The Company shall furnish or cause the Exchange Agent to furnish to the Dealer Managers such reasonable information on the tendering holders of Targeted Securities as may be requested from time to time.

          (l) To give the Dealer Managers notice of any change of the expiration time of the Exchange Offers (the "Expiration Time").

          6. Representations and Warranties of the Company and the Trusts. Each of the Company and each of the Trusts jointly and severally represents and warrants to and agrees with the Dealer Managers that:

          (a) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the Securities Act, will comply when so filed, in all material respects, as to form with the Securities Act and the Exchange Act; the Registration Statement at the time it becomes effective and the Prospectus and any other Offering Materials, on the Commencement Date and on the date on which the Company commences delivery of the Preferred Securities for exchange of the Target Securities pursuant to the Exchange Offers (such date, the "Exchange Date"), will comply, in all material respects, as to form with the Securities Act and the Exchange Act; the Registration Statement, when it becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the Commencement Date and the Exchange Date, none of the Prospectus or the other Offering Materials or any amendments or supplements to such Offering Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under






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

which they were made, not misleading, except that the representations and warranties set forth in this Section 6(a) do not apply (A) to statements or omissions made based upon and in conformity with information supplied in writing by the Dealer Managers through Merrill Lynch expressly for use in the Registration Statement, Prospectus, any other Offering Materials or any amendments or supplements to any of the foregoing or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility and Qualification on Form T-1 (the "Forms T-1") under the Trust Indenture Act of the Indenture Trustee, the Property Trustees, and the institutional trustee under the Guarantees.

          (b) (i) The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Declarations, the Indenture and the Guarantees; and this Agreement has been duly authorized, executed and delivered by the Company.

          (ii) Each Trust has the business trust power and authority to execute, deliver and perform its obligations under this Agreement; and this Agreement has been duly authorized, executed and delivered by each Trust.

          (iii) The Preferred Securities to be issued pursuant to the Exchange Offers will be duly authorized by the Declarations and, when issued in exchange for Target Securities pursuant to the Exchange Offers, will be validly issued and (subject to the terms of the Declarations) fully paid and non-assessable undivided beneficial interests in the assets of the applicable Trust, not subject to any preemptive or similar rights, and will conform in all material respects to all statements relating thereto contained in the Prospectus. Holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit.

          (iv) The common securities to be issued by the Trusts to the Company as described in the Registration Statement (the "Common Securities") will be duly authorized by the Declarations and, when issued to the Company for cash as described in the Registration Statement, will be validly issued and (subject to the terms of the Declarations) fully paid and non-assessable undivided beneficial interests in the assets of the applicable Trust, not






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subject to any preemptive or similar rights, and will conform in all material respects to all statements relating thereto contained in the Prospectus.

          (c) The Declarations and the Guarantees have been duly authorized by the Company and, as of the Exchange Date, will have been duly executed and delivered by the Company. Assuming due authorization, execution and delivery of the Declarations by the applicable Trustees, the Declarations will, as of the Exchange Date, be valid and binding obligations of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), or considerations of public policy or the effect of applicable law relating to fiduciary duties. As of the Exchange Date, the Guarantees will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (d) The Indenture (including any related supplemental indentures), the Declarations and the Guarantees will be duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery of the Indenture by the Indenture Trustee and upon execution and delivery by the Company, the Indenture will be enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) The Debentures to be deposited in the Trusts as trust assets in connection with the Exchange Offers have been duly authorized by the Company, and, assuming due






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

authorization, execution and delivery of the Indenture by the Indenture Trustee, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Trusts pursuant to the terms of the Exchange Offers will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

          (g) The Exchange Offers, the purchase of Target Securities pursuant thereto and the issuance of the Preferred Securities, and the execution, delivery and performance of this Agreement, the Declarations, the Indenture, the Debentures and the Guarantees do not and will not (i) conflict with or violate the articles of incorporation or by-laws or equivalent organizational documents of the Company, (ii) conflict with or violate in any material respect any law, rule, regulations, order, judgment or decree applicable to the Company or the Trusts or by which any property or asset of the Company or the Trusts is bound or (iii) result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or the Trusts pursuant to, any indenture, loan agreement or other material agreement, instrument or contract to which the Company or the Trusts or any of the Company's subsidiaries is a party, or by which the Company or the Trusts or any of the Company's subsidiaries, or any property or asset of the Company or the Trusts or any of the Company's subsidiaries, is bound; except, with regard to clauses (ii) and (iii), where any such conflict, breach or default would not materially adversely affect the ability of the Company or either Trust to execute, deliver and perform this Agreement, the Declarations, the Indenture, the Debentures and the Guarantees or to commence and consummate the Exchange Offers.

          (h) Except as disclosed in the Prospectus, the Exchange Offers, the purchase of Target Securities pursuant thereto, the issuance of the Preferred Securities and the execution, delivery and performance of this Agreement, the Declarations, the Indenture, the Debentures and the Guarantees comply and will comply in all material respects with all applicable laws, including the Exchange Act and the various state securities or "blue sky" laws and state "takeover" statutes (collectively, "State Laws") and with all applicable regulations of any governmental or regulatory agency, and neither the execution, delivery and performance of this Agreement, the Declarations, the Indenture, the Debentures and the Guarantees by the Company and the Trusts, nor the commencement and consummation by the Company and the Trusts of the Exchange Offers, in accordance with their terms, require or will require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory agency, except for such consents, approvals, authorizations, permits or other actions which have been obtained and are in full force and effect and any such filings or notifications which have been made or will be made in compliance with applicable law, except where the failure to so comply, or to obtain or make such consent, approval, authorization, permit, filing or notification, would not materially adversely affect the ability of the Company or either Trust to execute, deliver and perform this Agreement, the Declarations, the Indenture, the Debentures and the Guarantees or to commence and consummate the Exchange Offers.

          (i) No restraining order or denial of any application for approval has been issued or proceedings, litigation or investigation initiated or, to the best knowledge of the Company, threatened, with respect to the Exchange Offers, the purchase of Target Securities pursuant thereto or the execution, delivery and performance of this Agreement, the Declarations, the Indenture, the Debentures and the Guarantees by or before any governmental or regulatory agency, or any court.

          (j) Each Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, is and will be treated as a "grantor trust" for federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Prospectus, and is not required to be authorized to do business in any other jurisdiction.

          (k) Neither of the Trusts nor the Company is or, after giving effect to the consummation of the Exchange Offers, will be, and neither of the Trusts nor the Company is directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          (l) The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties set forth in this Section 6(l) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trusts or the Company by the Dealer Managers through Merrill Lynch expressly for use in the Registration Statement and the Prospectus as amended or supplemented.

          7. Indemnification; Limitation of Indemnified Party Liability; Contribution.

          (a) Each of the Company and the Trusts jointly and severally agrees to (i) indemnify and hold you and your affiliates, and you and your affiliates' respective directors, officers, employees, agents and controlling persons (you and each such person being an "Indemnified Party") harmless from and against any loss, damage, expense, liability or claim (or action in respect thereof) (A) which arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or any of the documents referred to therein or in any amendment or supplement to any of the foregoing, or which arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such loss, damage, expense, liability or claim arises out of or is caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by any Indemnified Party through Merrill Lynch expressly for use therein, (B) which arises out of or is based upon any breach by the Company or a Trust of any representation or warranty or failure to comply with any of the agreements set forth herein or (C) which arises out of or is based upon a withdrawal, rescission, termination or modification of or a failure to make or consummate the Exchange Offers; and (ii) to indemnify and hold each Indemnified Party harmless against any other loss, damage, expense, liability or claim (or action in respect thereof) which otherwise arises out of or is based upon or asserted against such Indemnified Party in connection with your activities as Dealer Managers under this Agreement and as Dealer Managers in connection with the Exchange Offers or in connection with your rendering any financial advisory services to the Company in connection with the Exchange Offers or your rendering any financial advisory services to the Company in connection with any other matter referred to in this Agreement, except to the extent that any loss, damage, expense, liability or claim referred to in clause (i)(C) or this clause (ii) of this Section 7(a) is found in a final judgment by a court to have resulted primarily from your gross negligence, bad faith or willful misconduct in performing such services and activities. The Company and the Trusts will reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party. The Company and the Trusts also agree that no Indemnified Party shall have any liability to the Company, the Trusts or any person asserting claims on behalf of or in right of the Company or the Trusts in connection with your activities as Dealer Managers under this Agreement and as Dealer Managers in connection with the Exchange Offers or in connection with your rendering any financial advisory services to the Company in connection with the Exchange Offers or your rendering any financial advisory services to the Company or the Trusts in connection with any other matter referred to in this Agreement, except to the extent that any loss, damage, expense, liability or claim incurred by the Company or the Trusts is found in a final judgment by a court to have resulted primarily from your gross negligence, bad faith or willful misconduct in performing such services and activities.

          (b) Promptly after receipt by an Indemnified Party of notice of its involvement in any action, proceeding, claim or investigation, such Indemnified Party shall notify the Company and the Trusts in writing of such involvement, but the omission so to notify the Company and the Trusts shall not relieve them from any liability which they may have hereunder, except to the extent that they are materially prejudiced by such omission. In case any such action, proceeding, claim or investigation shall be brought against or otherwise involve an Indemnified Party and such Indemnified Party shall promptly notify the Company and the Trusts of the commencement thereof or its involvement therein, the Company shall promptly retain counsel reasonable satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Company may designate in such action, proceeding, claim or investigation and shall pay the reasonable fees and expenses of such counsel related thereto. In any such action, proceeding, claim or investigation, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such action, proceeding, claim or investigation (including any impleaded parties) include both the Company or a Trust and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Company and the Trusts shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case where any such separate firm is required Merrill Lynch shall designate such separate firm in writing. The Company and the Trusts shall not, without your written consent, effect the settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution is being sought hereunder unless such settlement, compromise or judgment (i) includes an unconditional release of all Indemnified Parties from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act, by or on behalf of any Indemnified Party. Notwithstanding anything in this Agreement to the con- trary, the Company and the Trusts shall not be liable to any Indemnified Party for any claim arising out of, or in connection with, any settlement or compromise, or consent to entry of judgment with respect to, any pending or threatened action or claim which was affected without the written consent of the Company, unless such settlement, compromise or consent to entry of judgment was effected more than 30 days after receipt by the Company of a written notice from you, substantially reflecting the proposed terms of such settlement, compromise or consent, to which the Company had not responded prior to the date such settlement was affected. If any claim arising out of, or in connection with, any settlement or compromise, or consent to entry of judgment with respect to, any pending or threatened action or claim is settled with the written consent of the Company or if there be a final judgment for the plaintiff, the Company and the Trusts jointly and severally agree to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

          (c) If for any reason the indemnification provided for in Subsection (a) of this Section 7 is un-available or insufficient to hold any Indemnified Party harmless, then the Company and the Trusts shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, damage, expense, liability or claim (or actions in respect thereof) referred to therein in such proportion as is appropriate to reflect the relative benefits to the Company and the Trusts and their stockholders on the one hand and the Indemnified Party on the other hand in matters contemplated by this Agreement as well as the relative fault of the Company and the Trusts and the Indemnified Party with respect to such loss, damage, expense, liability or claim (or actions in respect thereof) and any other relevant equitable considerations. The relative fault of the Company and the Trusts and any Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, the Company and the Trusts and their affiliates or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trusts, and you agree that it would not be just and equitable if contribution pursuant to this Subsection (c) of this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Subsection (c) of this Section 7.

          (d) The reimbursement, indemnity and contribution obligations of the Company and the Trusts under this Section 7 shall be in addition to any liability that the Company and the Trusts may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company and the Trusts, you, any such affiliate and any such person.

          (e) Each of the Dealer Managers agrees, severally and not jointly, to indemnify the Company, its directors, its officers who sign the Registration Statement, the Trusts, the Regular Trustees and their controlling persons to the same extent as the foregoing indemnity from the Company and the Trusts contained in Section 7 (a)(A)(i) above, but only with reference to information furnished to the Company in writing through Merrill Lynch expressly for use in the Registration Statement or the Offering Materials.

          8. Conditions to Dealer Managers' Obligations. The obligations of the Dealer Managers hereunder are subject as of the Commencement Date and as of the Exchange Date to the accuracy in all material respects of the representations and warranties of the Company and the Trusts contained herein or in certificates of any officer of the Company or Trustee of the Trusts delivered pursuant to the provisions hereof, to the performance, in all material respects, by the Company and the Trusts of their obligations hereunder to be performed, and to the following additional conditions:

          (a) On the Commencement Date and the Exchange Date, the Registration Statement shall have become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or, to the Company's or the Trusts' knowledge, threatened by the Commission.

          (b) The Dealer Managers shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by the Treasurer or any executive officer of the Company, to the effect (i) that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects with the same force and effect as though expressly made as of such date (except for representations and warranties which by their terms speak as of a different date or dates), (ii) that the Company has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to the best of the Company's knowledge, threatened by the Commission. The officer signing and delivering such certificate may rely upon such officer's knowledge as to clause (iii).

          (c) On the Commencement Date and the Exchange Date, there shall not have been since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in the financial condition or results of operations of either Trust.

          (d) The Dealer Managers shall have received on the Commencement Date and the Exchange Date a certificate, dated such date and signed by an Administrative Trustee or other officer of each Trust, to the effect (i) set forth in clause (c) above, (ii) that the representations and warranties of such Trust contained in this Agreement are true and correct in all material respects with the same force and effect as though expressly made as of such date (except for representations and warranties which by their terms speak as of a different date or dates), (iii) that such Trust has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are, to the best of such Trusts' knowledge, threatened by the Commission. The Administrative Trustee or other Officer of the Trusts signing and delivering such certificate may rely upon knowledge as to proceedings threatened.

          (e) On the Exchange Date and on the Commencement Date, the Dealer Managers shall receive a signed opinion of Richards, Layton & Finger, Delaware counsel for the Trusts, dated as of such date, to the effect that:

               (i) each Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act and has the trust power and authority to conduct its business, all as described in the Prospectus;

               (ii) assuming due authorization, execution and delivery of the Declarations by the Company and the Trustees, the Declarations are valid and binding agreements of the Company and the Trustees, enforceable against the Company and the Trustees, in accordance with their terms, subject to the effect upon the Declarations of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent transfer or conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally,
(ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceed-ing in equity or at law), and (iii) the effect of applicable of public policy on the enforceability of provisions relating to indemnification or contribution;

               (iii) under the Declarations and the Delaware Act, the execution and delivery of this Agreement by the Trusts, and the performance by the Trusts of their obligations hereunder and in the Exchange Offers, have been duly authorized by all requisite trust action on the part of the Trusts;

               (iv) the Preferred Securities have been duly authorized by the Declarations and upon issuance in accordance with the Declarations and the Prospectus will be duly and validly issued and, subject to qualifications set forth in this paragraph (iv), fully paid and non-assessable undivided beneficial interests in the assets of the applicable Trusts. The holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Preferred Securities may be obligated pursuant to the Declarations (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Security Certificates and the issuance of replacement Preferred Security Certificates, and (B) to provide indemnity and/or security in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration;

               (v) under the Declarations and the Delaware Act, the issuance of the Preferred Securities is not subject to preemptive rights;


               (vi) the issuance and sale by the Trusts of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trusts of this Agreement, the consummation by the Trusts of the transactions contemplated hereby and compliance by the Trusts with its obligations hereunder will not violate (a) any of the provisions of the Certificate of Trusts of the Trusts or the Declaration, or (b) any applicable Delaware law or administrative regulation;

               (vii) assuming that the Trusts derive no income from or connected with services provided within the State of Delaware and have no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trusts solely in connection with the issuance and sale of the Preferred Securities and the Common Securities of the Trusts (in rendering the opinion expressed in this paragraph (vii), such counsel need express no opinion concerning the securities laws of the State of Delaware); and

               (viii) assuming that the Trusts derive no income from or connected with services provided within the State of Delaware and have no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Preferred Securityholders (other than those Preferred Securityholders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trusts, and the Trusts will not be liable for any income tax imposed by the State of Delaware.

          (f) On the Exchange Date and (except the opinion with respect to the execution and delivery of the Declarations, the Indenture, the Debentures and the Guarantees) on the Commencement Date, the Dealer Managers shall have received a signed opinion of Martin I. Darvick, counsel to the Company, dated as of such date, to the effect that:

               (i) the Company is a corporation validly existing and in good standing under the laws of the State of Delaware;

               (ii) the Company has all necessary corporate power and authority to execute and deliver this Agreement, the Declarations, the Indenture, the Guarantees and the Debentures, to perform its obligations hereunder and thereunder and to consummate the Exchange Offers in accordance with their terms;

               (iii) this Agreement and the Declarations have been duly authorized, executed and delivered by the Company;

               (iv) the Indenture has been duly authorized, executed and delivered by the Company and constitutes (or, as of the Exchange Date, will constitute) a valid and binding agreement of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnity or contribution thereunder may be limited by public policy;

               (v) the Debentures have been duly authorized, executed and delivered by the Company and, when authenticated in accordance with the provisions of the Indenture and delivered to the Trusts in exchange for the Preferred Securities and money pursuant to the terms of the Exchange Offers, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnity or contribution thereunder may be limited by public policy;

               (vi) the Guarantees have been duly authorized and executed by the Company, and constitute (or, as of the Exchange Date, will constitute) valid and binding agreements of the Company enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnity or contribution thereunder may be limited by public policy;

               (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Declarations, the Indenture, the Debentures and the Guarantees and the consummation of the Exchange Offers and the fulfillment of the terms herein contemplated (including the issuance of the Preferred Securities by the Trusts) will not contravene any provision of applicable law or the Company's Restated Certificate of Incorporation or by-laws or any agreement or other instrument known to such counsel and binding upon the Company, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Declarations, the Indenture, the Guarantees and the Debentures or in connection with the Exchange Offers, other than under the Act and the Exchange Act and the regulations thereunder and compliance with other securities or Blue Sky laws of various jurisdictions (as to which such counsel need express no opinion);

               (viii) except as set forth in the Registration Statement or the Prospectus, after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company is subject with respect to the Exchange Offers, the purchase of Target Securities pursuant thereto, the issuance of the Preferred Securities by the Trusts, or the execution, delivery and performance of this Agreement, the Declarations, the Indenture, the Guarantees or the Debentures;

               (ix) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company or the Trusts prior to the Exchange Date (other than the financial statements and related schedules contained or incorporated by reference therein or omitted therefrom, as to which such counsel need not express any opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

          In addition, such counsel shall state that such counsel have participated in the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein and no facts have come to such counsel's attention that leads them to believe that the Registration Statement (including the documents incorporated by reference therein pursuant to Item 11 of Form S-4) at the time such Registration Statement became effective, or if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, contained an untrue statement of a material factor omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as of its date and the date of such opinion (including the documents incorporated by reference therein pursuant to Item 11 of Form S-4) or any amendment or supplement thereto, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no belief with respect to the financial statements and schedules included or incorporated by reference in the Registration State- ments, or the Prospectus or any amendment thereto or the Statement of Eligibility on Form T-1 of the Trustee.

          (g) On the Exchange Date and on the Commencement Date, the Dealer Managers shall have received a signed opinion of Kirkland & Ellis, special counsel to the Company, dated as of such date, to the effect that:

               (i) neither of the Trusts is, or, after giving effect to the consummation of the Exchange Offers, will be, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended;

               (ii) a member of the Commission's staff has advised such counsel (or the Company) by telephone that the Commission has issued an order declaring the Registration Statement effective under the Securities Act and such counsel has no knowledge that any stop order suspending the effectiveness of the Registration Statement has been issued or that any proceeding for that purpose is pending before or has been threatened by the Commission; the Registration Statement and the Prospectus (and, with respect to the opinion to be delivered on the Exchange Date, any further amendments and supplements thereto made by the Company or the Trusts prior to the Exchange Date) (other than the financial statements and related schedules contained in the Registration Statement or the Prospectus or any further amendments or supplements thereto, or omitted therefrom, other than documents incorporated therein by reference and other than that part of the Registration Statement that constitutes the Forms T-1, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act;

               (iii) The statements set forth in the Prospectus under the captions "Description of the Junior Subordinated Debentures", "Description of the Preferred Securities", "Description of the Preferred Securities Guarantees" and "Relationship Among the Preferred Securities, the Junior Subordinated Debentures and the Preferred Securities Guarantees", insofar as they purport to constitute summaries of certain terms of the Preferred Securities and each of the Guarantees, the Declarations, the Debentures and the Indenture, in each case are accurate in all material respects.

          In addition, such counsel shall state that such counsel have participated in the preparation of the Registration Statement and the Prospectus (but not the documents incorporated by reference therein) and that based on such participation and other described activities, such counsel has no knowledge that has caused such counsel to conclude that the Registration Statement (including the documents incorporated by reference therein pursuant to Item 11 of Form S-4) at the time such Registration Statement became effective, or if an amendment to the Registration Statement has been filed with the Commission subsequent to the effectiveness of the Registration Statement and prior to the date of such opinion, then at the time such amendment became effective or at the time of the most recent such filing, contained an untrue statement of a material factor omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus as of its date and the date of such opinion (including the documents incorporated by reference therein pursuant to Item 11 of Form S-4) or any amendment or supplement thereto, filed prior to the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no belief with respect to the financial statements and schedules included or incorporated by reference in the Registration Statements, or the Prospectus or any amendment thereto or omitted therefrom or the Statements of Eligibility on Form T-1 of the Trustee.

          (h) Robert N. Deitz, special tax counsel to the Company and the Trusts, shall have furnished to the Dealer Managers his written opinion, dated the Commencement Date and the Exchange Date, respectively, in form and substance satisfactory to the Dealer Managers, to the effect that he confirms his opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences".

          (i) The Dealer Managers shall have received the favorable opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Dealer Managers, dated as of the Commencement Date and the Exchange Date, with respect to the validity of the Preferred Securities, the Registration Statement, the Prospectus and other related matters as the Dealer Managers may reasonably require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and Delaware, and the federal law of the United States, upon the opinions of counsel satisfactory to the Dealer Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, trustees of the Trusts and certificates of public officials.

          (j) On the Commencement Date, the Dealer Managers shall have received from the Company's independent public accountants, in form and substance reasonably satisfactory to the Dealer Managers and dated as of such date, containing statements and information of the type ordinarily included in accountants' "comfort letters" to dealer managers with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          (k) At the Exchange Date, the Dealer Managers shall have received from the Company's independent public accountants, in form and substance reasonably satisfactory to the Dealer Managers and dated as of such dates, to the effect that such accountants reaffirm the statements made in the letter furnished pursuant to
Section 8(j).

          (l) At the Exchange Date, the Preferred Securities shall have been duly listed, subject to official notice of issuance, on the NYSE.

          9.       Termination.

          (a) This Agreement shall terminate with respect to each Exchange Offer upon the earliest to occur of (i) the Exchange Date, (ii) the date on which the Dealer Managers give notice to the Company and the Trusts that any of the conditions specified in Section 8 have not been fulfilled as of any date such conditions are required to be fulfilled pursuant to Section 8 with respect to such Exchange Offer or (iii) the date on which the Company terminates or withdraws such Exchange Offer for any reason (the earliest to occur of clauses
(i), (ii) or (iii) being referred to as the "Termination Date ").

          (b) Notwithstanding termination of this Agreement pursuant to subsection (a) of this Section 9, the obligations of the Company and the Trusts to compensate and/or reimburse, as applicable, the Dealer Managers pursuant to
Section 3 or 4, the representations and warranties contained in Section 6 and the provisions of Section 7 shall survive any termination of this Agreement.

          10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Dealer Managers shall be directed to them c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, New York, New York 10281-1201, Attention: Syndicate Operations; notices to the
Trusts shall be directed to them at [                             ], Attention:
Corporate Trusts Administrator and notices to the Company shall be directed to
it at [                      ], Attention:  [              ].

          11. Tombstone. The Company and the Trusts acknowledge that the Dealer Managers may, with the prior review and approval of the Company, which approval shall not be unreasonably withheld, place an announcement in such





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newspapers and periodicals as the Dealer Managers may choose, stating that the
Dealer Managers are or were acting as dealer managers and financial advisors to the Company and the Trusts in connection with the Exchange Offers. The costs relating to any such tombstone shall be borne by the Dealer Managers.

          12. Survival of Certain Provisions. The representations, warranties, indemnities and agreements of the Company and the Trusts will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Dealer Managers or any affiliate or controlling person thereof and, subject to Section 9(b), will survive the consummation of the Exchange Offers.

          13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

          14. Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

          15. Successors. This Agreement is made solely for the benefit of the Dealer Managers, the Company and the Trusts and, to the extent expressed, the parties indemnified pursuant to Section 7, and no other persons shall acquire or have any right under or by virtue of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, and, to the extent expressly set forth herein, the parties indemnified pursuant to Section 7 hereof, any rights or remedies under or by reason of this Agreement. Without limiting the generality of the foregoing, the parties acknowledge that nothing in this Agreement, expressed or implied, is intended to confer on holders of the securities of the Trusts, the Company or any of its subsidiaries or creditors of the Company or any of its subsidiaries or the respective successors and assigns of such creditors, any rights or remedies under or by reason of this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Trusts and the Dealer Managers in accordance with its terms.

                                        Very truly yours,


                                        [Company]


                                        By:
                                           -------------------------


                                        [Trust]


                                        By:
                                           -------------------------


                                        [Trust]


                                        By:
                                           -------------------------


Confirmed and accepted as of
the date first above written:


MERRILL LYNCH & CO.
  MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED


[Co-Managers]
By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED


By:
   ---------------------------------
         Authorized Signatory





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